UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2012

PURAMED BIOSCIENCE, INC.
(Exact name of registrant as specified in its charter)

Minnesota	00-52771	20-5510104
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1326 Schofield Avenue
Schofield, WI 54476
(Address of principal executive offices)

(715) 359-6373
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

Effective January 09, 2012, the board of directors of PuraMed BioScience, Inc (the “company”) appointed Sue Baacke as the new Chief Financial Officer of the Company replacing James Higgins who maintains his role as the Company’s Chief Operating Officer.

Sue Baacke is a Certified Public Accountant and has been the Company’s Corporate Controller since April 2009.  Prior to working at the Company, Sue worked at Koenig & Lundin, S.C., a Certified Public Accounting firm for over twelve years and attained experience in:  auditing, preparation and review of financial statements, individual, corporate, and partnership income tax returns, payroll, and valuation of closely-held businesses.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PURAMED BIOSCIENCE, INC.

January 10, 2012	By:	/s/ Russell W. Mitchell
Name: Russell W. Mitchell
Title: Chief Executive Officer